Residential REIT Income ETF

Schedule of Investments at April 30, 2023 (Unaudited)

	Shares	Value
Real Estate Investment Trusts (1) - 98.4%
REITS - Apartments - 68.6%
American Homes 4 Rent - Class A	11,703	$389,242
Apartment Income REIT Corp.	1,931	71,408
Apartment Investment and Management Co.	6,647	52,046
AvalonBay Communities, Inc.	2,436	439,381
BRT Apartments Corp.	782	13,552
Camden Property Trust	1,981	218,009
Centerspace	1,071	60,383
Equity Residential	6,752	427,064
Essex Property Trust, Inc.	999	219,510
Independence Realty Trust, Inc.	12,811	213,303
Invitation Homes, Inc.	6,361	212,267
Mid-America Apartment Communities, Inc.	2,652	407,878
NexPoint Residential Trust, Inc.	1,385	59,458
UDR, Inc.	8,326	344,114
		3,127,615
REITS - Diversified - 4.1%
UMH Properties, Inc.	8,820	134,064
Veris Residential, Inc.	3,318	54,249
		188,313
REITS - Health Care - 13.8%
CareTrust REIT, Inc.	4,633	90,297
National Health Investors, Inc.	1,270	63,208
Omega Healthcare Investors, Inc.	1,578	42,228
Ventas, Inc.	4,458	214,207
Welltower, Inc.	2,774	219,756
		629,696
REITS - Management & Service - 1.5%
Tricon Residential, Inc.	8,661	69,548

REITS - Manufactured Homes - 9.5%
Equity LifeStyle Properties, Inc.	3,072	211,661
Sun Communities, Inc.	1,590	220,898
		432,559
REITS - Office Property - 0.9%
Elme Communities	2,471	42,575
Total Real Estate Investment Trusts
(Cost $5,094,700)		4,490,306

Short-Term Investments - 2.0%
Money Market Funds - 2.0%
First American Government Obligations Fund, Class X, 4.725% (2)	89,429	89,429
Total Short-Term Investments
(Cost $89,429)		89,429

Total Investments In Securities - 100.4%
(Cost $5,184,129)		4,579,735
Liabilities in Excess of Other Assets - (0.4)%		(17,303)
Total Net Assets - 100.0%		$4,562,432

REIT	Real Estate Investment Trust
(1)	Grouped by Bloomberg Sector Categories.
(2)	The rate shown is the annualized seven-day effective yield as of April 30, 2023.

Summary of Fair Value Exposure at April 30, 2023 (Unaudited)

The Residential REIT Income ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$4,490,306	$–	$–	$4,490,306
Short-Term Investments	89,429	-	-	89,429
Total Investments in Securities	$4,579,735	$–	$–	$4,579,735

(1) See Schedule of Investments for industry breakout.